Indemnification assets	9 Months Ended
Sep. 30, 2021
Business Combinations1 [Abstract]
Indemnification assets	Acquisitions
(a)    Findus Switzerland
On December 31, 2020, the Company completed its acquisition of all of the share capital of Findus Switzerland which produces and sells frozen food in Switzerland for €112.8 million. The deal extends the geographical reach of this brand, complementing the existing business model.
Due to the timing of the acquisition, the valuation of the business had not been completed within the financial statements reported as at December 31, 2020, with the difference between the consideration paid and the book value of assets valued being provisionally allocated to goodwill. The Company has since completed a preliminary fair valuation exercise over the identifiable assets acquired as well as liabilities and contingent liabilities assumed, with any corresponding adjustment necessary being made to the value of goodwill recognized. Furthermore, following customary working capital adjustments, a final payment of €0.8 million has been made to the seller in the second quarter of 2021.
The revised preliminary assessment of the assets are liabilities acquired are as follows:

	As reported December 31, 2020	Adjustments	As restated December 31, 2020
	€m	€m	€m
Assets:
Intangible assets	24.5	41.6	66.1
Property, plant and equipment, including Right-of-use assets	8.9	—	8.9
Current assets	0.2	—	0.2
Inventories	11.5	1.1	12.6
Total assets	45.1	42.7	87.8

Liabilities:
Current liabilities	0.3	—	0.3
Non-current liabilities	6.8	—	6.8
Deferred tax liabilities	1.6	6.4	8.0
Total liabilities	8.7	6.4	15.1

Total identifiable net assets acquired	36.4	36.3	72.7

Total purchase consideration	112.0	0.8	112.8

Total identifiable net assets acquired	(36.4)	(36.3)	(72.7)

Goodwill	75.6	(35.5)	40.1
The preliminary goodwill recognized on acquisition is €40.1 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.
If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition is identified, then the accounting for the acquisition will be revised. The figures presented include working capital revisions post acquisition.
Restatement of prior year comparatives
IFRS 3 requires fair value adjustments to be recorded with effect from the date of acquisition and consequently results in the restatement of previously reported financial results. The impact on the Statement of Financial Position as at December 31, 2020 is shown below.

	As reported December 31, 2020	Adjustments	As restated December 31, 2020
	€m	€m	€m
Goodwill	1,938.0	(35.5)	1,902.5
Intangible assets	2,114.1	41.6	2,155.7
Inventories	343.2	1.1	344.3
Deferred tax liabilities	(420.7)	(6.4)	(427.1)
Trade and other payables - current	(646.4)	(0.8)	(647.2)
Other assets and liabilities, not affected by restatement	(1,202.1)	—	(1,202.1)
Net assets	2,126.1	—	2,126.1
(b)    Fortenova Group's Frozen Food Business Group
On September 30, 2021, the Company announced the completion of the acquisition of the Fortenova Group’s Frozen Food Business Group (FFBG) for consideration of €640.1 million, subject to customary completion payment conditions. FFBG is a leading European frozen food portfolio operating in attractive markets new to Nomad, including Croatia, Serbia, Bosnia & Herzegovina, Hungary, Slovenia, Kosovo, North Macedonia and Montenegro. Its two anchor brands, Ledo and Frikom, have unparalleled consumer awareness and number one market share in many of these markets and offer a broad range of frozen food products including fish, fruits, vegetables, ready meals, pastry and ice cream.
Due to the timing of the acquisition, the valuation of the business has not been completed, with the difference between the consideration paid and the book value of assets valued being provisionally allocated to goodwill. During the next 12 months, the Company will determine the fair value of the identifiable assets acquired as well as liabilities and contingent liabilities assumed, with any corresponding adjustment necessary being made to the value of goodwill recognized. The changes resulting from any acquisition accounting adjustments and conclusion of the completion accounts could result in material changes to the balances below. Therefore, the purchase price allocation exercise over the assets and liabilities at the date acquisition and the consideration paid, remains provisional. These were as follows:

As reported September 30, 2021
€m
Assets:
Intangible assets	123.8
Tangible assets	77.5
Trade and other receivables	70.7
Cash	43.6
Inventories	41.0
Deferred taxes	2.9
Total assets	359.5

Liabilities:
Current liabilities	52.1
Non-current liabilities	19.5
Total liabilities	71.6

Total identifiable net assets acquired	287.9

Total purchase consideration	640.1

Total identifiable net assets acquired	(287.9)

Goodwill	352.2
The preliminary goodwill recognized on acquisition is €352.2 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.
If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition is identified, then the accounting for the acquisition will be revised.
(c)    Impact of acquisitions on financial statements

Acquisition related costs of €12.1 million are recognized as an expense in other operating expenses.

If the acquisition had occurred on January 1, 2021, management estimates that the combined Company would have revenue of €2,142.9 million and profit before tax of €236.8 million for the nine month period ended September 30, 2021.

(d)    Purchase consideration - cash outflow

	For the nine months ended September 30,
	2021	2020
Outflow of cash to acquire subsidiary, net of cash acquired	€m	€m
Cash consideration	640.9	1.0
Less cash acquired	(43.6)	—
Net outflow of cash - investing activities	597.3	1.0
Indemnification assets

€m
Balance at January 1, 2021	15.4
Release of indemnification asset	(5.5)
Balance at September 30, 2021	9.9
As at September 30, 2021, €7.0 million (December 31, 2020: €12.0 million) of the indemnification assets relate to the acquisition of the Findus Group in 2015, which is backed primarily by 342,190 shares that are held in escrow and are valued at $27.56 (€23.74) (December 31, 2020: 618,099 shares valued at $25.42 (€20.69)) each. The shares placed in escrow are being released in stages over a four-year period which began in January 2019 and has continued on each anniversary thereafter. In January 2021, 275,909 shares were released from escrow. As a consequence, the indemnification asset was reduced by a value of €5.0 million in January 2021. The corresponding charge has been recognized within exceptional items in Note 6.The indemnification asset of €2.9 million (December 31, 2020: €3.4 million) recognized in relation to the Goodfella’s Pizza acquisition relates to several contingent liabilities that arose prior to acquisition.